[Letterhead]

Killman, Murrell & Company P.C.
Certified Public Accountants

300 N. A Street, Bldg. 4, Suite 200	1931 E. 37th Street, Suite 7	2626 Royal Circle
Midland, Texas 79705	Odessa, Texas 79762	Kingwood, Texas 77339
(432) 686-9381	(432) 363-0067	(281) 359-7224
Fax (432) 684-6722	Fax (432) 363-0376	Fax (281) 359-7112

March 24, 2006

Securities and Exchange Commission
100 F. Street N.E.
Washington, D.C. 20549-7561

Dear Sir/Madam:

We have read Item 4.01 of Viral Genetics, Inc.’s Form 8-K/A filed on March 24, 2006, and we agree with the statements made therein.

Your truly,

/s/ Killman, Murrell & Company P.C.

Killman, Murrell & Company P.C.
Certified Public Accountants
Odessa, TX